Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and Contingencies	Commitments and Contingencies
As of December 31, 2022, the Parents Company has entered into license agreements with various third-party game developers to secure exclusive right to publish the games developed by the third-party developers. Upfront license fees paid are capitalized and recognized as other intangible assets and minimum guaranteed royalties are capitalized and recognized as other non-current asset. Purchase obligations for future payment related to above agreements as of December 31, 2022 and 2021 are Won 3,242 million and Won 2,335 million, respectively.
As of December 31, 2022, the Group benefited from payment guarantee of USD 658,500 from KB Kookmin Bank regarding overseas IP contracts.
As of December 31, 2022, the Group has been provided with a payment guarantee amounting to Won 2,105 million from Seoul Guarantee Insurance Co., Ltd.